STATE OF SOUTH CAROLINA            SUBORDINATION AGREEMENT
COUNTY OF CHARLESTON              (INCLUDING SUBORDINATION OF MORTGAGES)


     THIS SUBORDINATION AGREEMENT ("Agreement") is made and entered into as of this 19th day of December, 1996, by and between ENVIROMETRICS, INC. (hereinafter referred to as "Subordinator") and BEARD DEVELOPMENT CORPORATION, its successors and/or assigns (hereinafter referred to as "Lender").

                             BACKGROUND INFORMATION

     WHEREAS, Lender has agreed to loan James W. Miller ("Borrower") a loan (the "Loan") in the original principal amount of up to six hundred twenty-five thousand and no/l00 dollars ($ 625,000.00) as evidenced by a promissory note from Borrower to Lender dated as of even date herewith (as amended or modified, the "Promissory Note"). The proceeds of the Loan shall be used by Borrower to purchase (i) that certain real property and improvements located at 1019 Bankton Drive, Charleston, South Carolina ("Berkeley County Property"), and (ii) that certain real property and improvements located at 9229 University Boulevard, Charleston, South Carolina ("Charleston County Property") (the Berkeley County Property and Charleston County Property shall collectively be referred to herein as the "Properties");

     WHEREAS, Borrower has agreed to execute and deliver as of even date herewith to Lender a first mortgage and security agreement, an assignment of leases and guaranties, and UCC-1 financing statements for each of the Properties and such security documents shall be recorded in the Office of the RMC for Berkeley County and Charleston County, respectively, (the Promissory Note, first mortgages, first assignment of leases and guaranties, and other related documents, as amended, modified, or extended, shall collectively be referred to herein as "Loan Documents") (all real and personal property securing the Loan, whether now existing or hereafter arising, shall be referred to herein as the "Collateral");

     WHEREAS, the Subordinator has made a loan in the original principal amount of two hundred thirty thousand and no/l00 dollars ($230,000.00) as evidenced by a promissory note dated as of even date herewith (as amended or modified, the "Subordinated Note") and the proceeds of said Subordinated Note were or are being delivered to Borrower to provide additional capital for the purchase of the Properties described above. In return, Borrower has agreed to execute and deliver to the Subordinator a second mortgage and security agreement for each of the Properties and said second mortgages shall be recorded in the Office of the RMC for Berkeley County and Charleston County respectively, immediately prior to the recording of this Agreement but after the recording of the first mortgages described above;

     WHEREAS, the Lender and Subordinator now desire to evidence their relationship with respect to the Borrower and the Collateral securing the Loan and agree that for now and forever, the Subordinator shall subordinate its interests in the Subordinated Debt to the interests of Lender as more particularly described hereinbelow;

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Subordinator, and in order to induce Lender, at its option, now or from time to time-hereafter, to make loans or extend credit or any other financial accommodation or benefit to or for the account of Borrower; or to grant such renewals or extensions thereof as Lender may deem advisable; and to better secure Lender in respect of the foregoing, Subordinator hereby agrees with Lender as follows:

     1. Subordination of Debt. Except as set forth in Section 4 hereof, Subordinator will not ask for, demand, sue for, take or receive from the Borrower, by setoff or in any other manner, the whole or any part of any monies which may now or hereafter be owing by the Borrower to Subordinator, principal or interest, due or not sums due, direct or indirect, absolute or contingent, whether now existing or hereafter arising, including, without limitation, any sums due under the Subordinated Note (all such indebtedness, obligations and liabilities hereinafter collectively referred to as the "Subordinated Debt"), unless and until all obligations, liabilities, and indebtedness of Borrower to Lender arising pursuant to the Promissory Note from Borrower to Lender dated even date herewith together with all extensions, modifications and future advances thereunder, whether now existing or hereafter arising directly between Borrower and Lender, or acquired outright, conditionally or as collateral security from another by Lender, shall have been fully paid and satisfied (all such obligations, indebtedness and liabilities of Borrower to Lender is hereinafter collectively referred to as the "Senior Indebtedness") and all financing arrangements between the Borrower and Lender have been terminated in writing by Lender.

     2. Subordination of Security. Notwithstanding the order of filing of any mortgages, deeds of trust, assignments of leases, or financing statements, or the physical possession of any of Borrower's assets by Subordinator (or any other person, firm or corporation), or the order of granting of any security interest in the assets of Borrower, any and all rights and security interests of Subordinator, whether now existing or hereafter acquired or arising and howsoever existing, in the assets of Borrower and all products and proceeds thereof shall be and hereby are subordinated to the rights and interests of Lender therein. Subordinator shall not ask for, demand, sue for, take, receive, or possess from Borrower, by setoff or in any other manner, the whole or any part of the assets of Borrower or any products or proceeds thereof, or foreclose or otherwise realize upon the whole or any part of the assets of Borrower, whether by judicial action under power of sale, by self-help repossession or otherwise, unless and until all of the Senior Indebtedness of Borrower to Lender has been paid and fully satisfied, and all financing arrangements between Borrower and Lender have been terminated in writing by Lender. Subordinator further agrees that any and all instruments, documents or agreements creating, evidencing or perfecting any lien on or security interest in any asset of Borrower as security for the Subordinated Debt shall expressly state that it is subject to the terms of this Agreement.

     3. Subrogation. Except as set forth in Section 4 hereof, Subordinator also agrees that, regardless of whether the Senior Indebtedness is secured or unsecured, Lender shall be subrogated to Subordinator with respect to Subordinator's claims against Borrower and Subordinators' rights, liens and security interests, if any, in the Collateral and the proceeds thereof until all of the Senior Indebtedness of Borrower to Lender shall have been paid and fully satisfied and all financing arrangements between Borrower and Lender have been terminated in writing by Lender.

     4. Permitted Transactions. Notwithstanding anything to the contrary set forth herein, Borrower may make, and Subordinator may accept, the regularly scheduled payments of interest and principal provided for in the Subordinated Note (without giving effect to any amendment or modification thereof which would have the effect of increasing any such payment or accelerating the maturity thereof), provided that, at the time any such payment becomes due and owing there does not exist any Default or Event of Default (as such terms are defined in the Mortgages and other Loan Documents) or any event or condition which, with the making of such payment, would constitute a Default or Event of Default.

     5. Subordinated Debt Owed Only to Subordinator. Subordinator warrants and represents that Subordinator has not previously assigned any interest in the Subordinated Debt or Subordinated Note to any party other than Lender, that no party owns an interest in the Subordinated Debt or Subordinated Note other than Subordinator (whether as joint holders of the Subordinated Debt, participants or otherwise), and that the entire Subordinated Debt is owing to the Subordinator, subject only to the rights of Lender hereunder.

     6. Priority on Distribution. In the event of any distribution, division or application, partial of complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or readjustment of the obligations and indebtedness of Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinated Debt, or the application of the assets of Borrower to the payment or liquidation thereof, or the dissolution or other winding up of Borrower's business, or upon the sale or other disposition of all or substantially all of Borrower's assets or of all of the issued and outstanding shares of capital stock of Borrower, then, and in any such event, Lender shall be entitled to receive payment in full of any and all of the Senior Indebtedness then owing to it prior to the payment of all or any part of the Subordinated Debt, and any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall be paid or delivered directly to Lender for application on any of the Senior Indebtedness owing to Lender, due or not due, until such Senior Indebtedness shall have first been fully paid and satisfied.

     7. Payments Received by Subordinator. Except as provided in Section 4 hereof, should any payment or distribution or security or instrument or proceeds thereof be received by Subordinator upon or with respect to the Subordinated Debt prior to the satisfaction of all of the Senior Indebtedness owing to Lender and termination in writing by Lender of all financing arrangements between Borrower and Lender, the Sub-ordinator shall receive and hold the same in trust, as trustee, for the benefit of Lender and shall forthwith deliver the same to Lender in precisely the form received (except for endorsement or assignment by Sub-ordinator where necessary), for application on any of the Senior Indebtedness of Borrower to Lender, due or not due, and, until so delivered, the same shall be held in trust by Sub-ordinator as the property of Lender. In the event of the failure of Sub-ordinator to make any such endorsement or assignment to Lender, Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

     8. Instrument Legend. Any instruments evidencing any of the Subordinated Debt, or any portion, thereof, including, without limitation, the Subordinated Note, will, on the date hereof or promptly hereafter, be inscribed with a legend conspicuously indicating the payment thereof is subordinated to the claims or Lender, pursuant to the terms of this Agreement. Any instrument evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by Borrower, will, on the date thereof, be inscribed with the aforesaid legend.

     9. Transfer of Claims. Sub-ordinator agrees not to assign or transfer to others any claims Sub-ordinator has or may have against Borrower while any of the Senior Indebtedness remains unpaid unless such assignment or transfer is made expressly subject to this Agreement.

     10. Term. This Agreement shall constitute a continuing agreement of subordination, and Lender may continue, without notice to Sub-ordinator, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof, and this Agreement shall be irrevocable by Sub-ordinator until all Senior Indebtedness of Borrower to Lender shall have been paid and fully satisfied, and all financing arrangements between the Borrower and Lender have been terminated in writing by Lender.

     11. Additional Agreements Between Lender and Borrower. Lender, at any time and from time to time, and without providing notice to Borrower and without obtaining Borrower's consent, may enter into such agreement or agreements with Borrower as Lender may deem proper, extending the time of payment of or renewing or otherwise altering, amending, modifying, or assigning the terms of all or any of the Senior Indebtedness of Borrower to Lender or affecting the security underlying any or all of the Senior Indebtedness of Borrower to Lender, or may exchange, sell, release, surrender or otherwise deal with any such security, without in any way impairing or affecting this Agreement thereby. Sub-ordinator agrees to waive any rights that it may have with respect to advancing its lien priority against the Lender as a purchase money mortgagee regardless of whether the Loan is amended, modified, assigned or extended in any way.

     12. Sub-ordinator Waivers. All of the Senior Indebtedness of Borrower to Lender shall be deemed to have been made or incurred in reliance upon this Agreement, and Sub-ordinator expressly waives all notice of the acceptance by Lender of the subordination and other provisions of this Agreement, all other notices whatsoever, and reliance by Lender upon the subordination and other agreements as herein provided. Sub-ordinator agrees that; (a) Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement between Lender and Borrower or the other Loan Documents (as such term is defined in the Loan Agreement), or the collectability of the Senior Indebtedness of Borrower to Lender; (b) Lender shall be entitled to manage and supervise its loans to the Borrower in accordance with its usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that Sub-ordinator may now or hereafter have in or to any of the assets of the Borrower; and (c) Lender shall have no liability to Sub-ordinator for, and Sub-ordinator waives any claim which he may now or hereafter have against Lender arising out of, any and all actions which Lender, in good faith, takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale of, release of, depreciation of or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness of Borrower to Lender from any account debtor, guarantor or any other party) with respect to the Loan Agreement or the other Loan Documents or to the collection of the Senior Indebtedness of Borrower to Lender or the valuation, use, protection or release of the Collateral.

     13. Lender's Waivers. No waiver shall be deemed to be made by Lender of any of its rights hereunder, unless the same shall be in writing signed by Lender, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Lender or the obligations of Sub-ordinator to Lender in any other respect at any other time.

     14. Application of Payments. The Sub-ordinator hereby agrees that all payments received by Lender from Borrower may be applied and reapplied, in whole or in part, to any of the Senior Indebtedness of Borrower to Lender, as Lender, in its sole discretion, deems appropriate.

     1 5. Representations and Warranties. Sub-ordinator hereby represents and warrants to Lender as follows:

     A. Sub-ordinator has all requisite power and authority to execute, deliver and perform this agreement and without other or further action or approval of any kind;

     B. This Agreement constitutes the valid and legally binding obligation of Sub-ordinator, enforceable in accordance with its terms (except that enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally), and no consent or approval of any other party and no consent, license, approval or authorization of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

     16. CONSENT TO JURISDICTION. AS PART OF THE CONSIDERATION FOR THE FINANCIAL ACCOMMODATIONS EXTENDED TO THE BORROWER BY LENDER, SUB-ORDINATOR CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF SOUTH CAROLINA AND WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND FURTHER AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

     17. Governing Law. This Agreement has been delivered and accepted in and shall be deemed to have been made in Charleston, South Carolina, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws and decisions of the State of South Carolina without regard to its conflicts of law rules.

     18. No Third Party Beneficiary. This Agreement shall inure to the sole benefit of Lender and no other person or entity shall be entitled to rely thereon.

     19. Parties. This Agreement shall be binding upon, and shall inure to the benefit of, Lender, Sub-ordinator and their respective successors and assigns. The term "Borrower" as used herein shall also refer to the successors and assigns of Borrower, including, without limitation, a receiver, trustee, custodian, debtor in possession, or corporation created by, or surviving, a merger or acquisition transaction with Borrower.

     20. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     21. Counterparts. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, This instrument has been signed and sealed by the undersigned as of the day and year first above written.



SUB-ORDINATOR:
WITNESSES:
ENVIROMETRICS, INC (SEAL)

By:
Name:
Title:
LENDER:
BEARD DEVELOPMENT CORPORATION (SEAL)
By:
Name:
Title:


The undersigned Borrower hereby accepts and acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees that it will not pay any of the Subordinated Debt (as defined in the foregoing Agreement) owing by them to Sub-ordinator, except as the foregoing Agreement provides.

Name:
Title:


LENDER:
BEARD DEVELOPMENT CORPORATION (SEAL)
Name:
Title:


     The undersigned Borrower hereby accepts and acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees that it will not pay any of the Subordinated Debt (as defined in the foregoing Agreement) owing by them to Sub-ordinator, except as the foregoing Agreement provides. In the event of a. breach by Borrower of any of the provisions herein, all of the Senior Indebtedness (as defined in the foregoing Agreement) of Borrower to Lender shall, without presentment, demand, protest or notice of any kind, become immediately due and payable unless Lender shall otherwise elect in writing.

BORROWER:
Witnesses:
(SEAL)
James W. Miller


STATE OF
PROBATE
COUNTY OF

     PERSONALLY appeared before me the undersigned witness, who, after first being duly sworn, deposes and says that (s)he saw the within-named Envirometrics, Inc., by its __________, sign, seal and, as its act and deed, deliver the within-written Subordination Agreement (including Subordination of Mortgages) for the uses and purposes therein mentioned and that (s)he together with the other witness whose signature appears above, witnessed the execution thereof.



WITNESS

SWORN and subscribed to before me
this        day of                 1996.


Notary Public for
My commission expires:



STATE OF                           PROBATE
COUNTY OF

     PERSONALLY appeared before me the undersigned witness, who, after first being duly sworn, deposes and says that (s)he saw the within-named Beard Development Corporation, by its, sign, seal and, as its act and deed, deliver the within-written Subordination Agreement (including Subordination of Mortgages) for the uses and purposes therein mentioned and that (s)he together with the other witness whose signature appears above, witnessed the execution thereof.



                                     WITNESS

SWORN and subscribed to before me
this       day of                  1996.

Notary Public for

My commission expires:


B

     In the event of a breach by Borrower of any of the provisions herein, all of the Senior Indebtedness (as defined in the foregoing Agreement) of Borrower to Lender shall, without presentment, demand, protest or notice of any kind, become immediately due and payable unless Lender shall otherwise elect in writing.

BORROWER:

Witnesses:

(SEAL)
James W. Miller





STATE OF
                                  PROBATE
COUNTY OF

     PERSONALLY appeared before me the undersigned witness, who, after first being duly sworn, deposes and says that (s)he saw the within-named James W. Miller, sign, sea[ and, as his act and deed, deliver the within-written Subordination Agreement (Including Subordination of Mortgages) for the uses and purposes therein mentioned and that (s)he together with the other witness whose signature appears above, witnessed the execution thereof.


WITNESS

SWORN and subscribed to before me
this          day of                  1996.


(L. S.)
      Notary Public for

My commission expires:



                                    EXHIBIT A
                                LEGAL DESCRIPTION


     All that certain unit, known as Unit F-2, situate, lying and being in Trident Executive Village Horizontal property Regime as shown on the Declaration (Master Deed), dated October 20, 1986, establishing the Trident Executive Village Horizontal Property Regime, recorded in Deed Book R-158, at Page 497, in the office of the Register of Mesne Conveyances for Charleston County, South Carolina; and Expansion Amendment recorded in Deed Book J-160, at Page 727; and Expansion Amendment recorded in Book 0-166, at Page 159; and Subdivision Amendment recorded in Book N-168, at Page 299; and Subdivision Amendment dated October 12, 1987, and recorded in Book 0-169, at Page 586.